CONSOLIDATED STATEMENTS OF OPERATIONS (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Net revenues	$ 21,845,619	$ 15,407,552
Cost of revenues	19,131,257	12,532,193
Gross profit	2,714,362	2,875,359
Operating expenses:
Sales and marketing	1,830,538	1,566,137
General and administrative expenses	3,360,513	2,861,844
Total operating expenses	5,191,051	4,427,981
Loss from operations	(2,476,689)	(1,552,622)
Other income (expense):
Interest expense	(171,945)	(6,918)
Interest income	2,487	1,301
Change in fair value of derivative liabilities	62,000
Total other income (expense)	(107,458)	(5,617)
Loss before provision for income taxes	(2,584,147)	(1,558,239)
Income tax expense	7,495	11,479
Net loss	$ (2,591,642)	$ (1,569,718)
Net loss per share:
Basic	$ (0.13)	$ (0.08)
Diluted	$ (0.13)	$ (0.08)
Number of weighted average shares outstanding:
Basic	19,376,214	19,226,357
Diluted	19,376,214	19,226,357